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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 25, 2003

                         MARKWEST ENERGY PARTNERS, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                1-31239                  27-0005456
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File Number)          Identification Number)


          155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5000
                    (Address of principal executive offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 303-290-8700

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ITEM 5. OTHER EVENTS

     On March 25, 2003, MarkWest Energy Partners, L.P. issued the press release attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press Release dated March 25, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MARKWEST ENERGY PARTNERS, L.P.
                                                (Registrant)

                                        By: MarkWest Energy GP, L.L.C.
                                            Its General Partner

Date: March 25, 2003                    By: /s/ Donald C. Heppermann
                                            --------------------------------
                                            Donald C. Heppermann, Senior
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary